Exhibit 99.1

FOR IMMEDIATE RELEASE	Investor Information Contact:
MBS Value Partners
Lynn Morgen, +1.212.750.5800

Company Information Contact:
ICF International
Douglas Beck, +1.703.934.3820

ICF International Announces Timing of Second Quarter 2007 Earnings Release and

Conference Call

FAIRFAX, Va., July 30, 2007—ICF International (NASDAQ: ICFI) announced today that it will release its second quarter 2007 results after the close of market on August 9, 2007, at which time the earnings release will be available on the company’s Web site at http://investor.icfi.com.

The management of ICF will conduct a conference call on Thursday, August 9, 2007, at 5 p.m. Eastern Daylight Time (EDT) to discuss performance for the 2007 second quarter. To participate in the webcast, register at http://investor.icfi.com at least 15 minutes prior and download and install any necessary software. An archive of the webcast will be available for one year following the live event.

A replay of the conference call will be available by telephone beginning on Thursday, August 9, 2007, at 7:00 p.m. EDT through Thursday, August 16, 2007, at 5:00 p.m. EDT by calling 1.888.286.8010 or 1.617.801.6888 (international) and entering the passcode 18429797.

ICF International (NASDAQ: ICFI) partners with government and commercial clients to deliver consulting services and technology solutions in the energy, climate change, environment, transportation, social programs, health, defense, and emergency management markets. The firm combines passion for its work with industry expertise and innovative analytics to produce compelling results throughout the entire program life cycle, from analysis and design through implementation and improvement. Since 1969, ICF has been serving government at all levels, major corporations, and multilateral institutions. More than 2,500 employees serve these clients worldwide. ICF’s Web site is www.icfi.com.

This document may contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995—that is, statements related to future—not past—events, plans, and prospects. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “guidance,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “seek,” “should,” “will,” “would,” or similar words. You should read statements that contain these words carefully because they discuss our future expectations, contain projections of our future results of operations or of our financial position, or state other forward-looking information, and are subject to factors that could cause actual results to differ materially from those anticipated. For ICF, particular uncertainties that could adversely or positively affect the Company’s future results include but are not limited to: risks related to the government contracting industry, including the timely approval of government budgets, changes in client spending priorities, and the results of government audits and investigations; risks related to our business, including our dependence on contracts with U.S. Federal Government agencies and departments and the State of Louisiana; continued good relations with these and other customers; success in competitive bidding on recompete and new contracts; performance by ICF and its subcontractors under our contract with the State of Louisiana, Office of Community Development, including but not limited to the risks of failure to achieve certain levels of program activities, termination, or material modification of the contract, and political uncertainties relating to The Road Home program; uncertainties as to whether revenues corresponding to the Company’s contract backlog will actually be received; the future of the energy sector of the global economy; our ability to attract and retain management and staff; strategic actions, including attempts to expand our service offerings and client base, the ability to make acquisitions, and the performance and future integration of acquired businesses; risks associated with operations outside the United States, including but not limited to international, regional, and national economic conditions, including the effects of terrorist activities, war, and currency fluctuations; and other risks and uncertainties disclosed in the Company’s filings with the Securities and Exchange Commission. These uncertainties may cause ICF’s actual future results to be materially different than those expressed in the Company’s forward-looking statements. ICF does not undertake to update its forward-looking statements.

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